THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH "*" AND BRACKETS AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.


                                                                EXHIBIT 10.2(a)

                     AMENDMENT TO THE RESELLER AGREEMENT
                         DATED 22ND DAY OF JULY, 1996



         The Reseller Agreement between Tropix, Inc. ("Tropix") and Digene Corporation ("Digene") is hereby amended as follows:

SECTION 1.    APPOINTMENT AS RESELLER

Section 1.2 is amended as follows:

         1.2 Digene may only resell the Product (i) under Digene's label or a joint Digene/Digene distributor label and (ii) only as a component of products manufactured by Digene (and only Digene) which incorporate both the Product and Digene's proprietary Hybrid Capture system for use in human in vitro diagnostics; pharmaceutical therapeutics research and development; or pharmaceutical screening. In the event that during the term of this Agreement, Digene develops one or more products for the non-human diagnostic markets such as food and environmental testing, and can demonstrate to Tropix reasonable satisfaction that commencement of commercial sales is imminent, at Digene's request the parties will negotiate in good faith a Reseller Agreement for the Product for use in such Digene products for the non-human diagnostic markets. Tropix obligation in such event shall be limited to negotiating such a Reseller Agreement in good faith and nothing contained herein shall impose any obligation on Tropix with respect thereto other than to so negotiate in good faith.

Section 1.4 is amended as follows:

         1.4 In the event Digene proposes to resell Product under the label of a third party, for use in human in vitro diagnostics or pharmaceutical therapeutics research and development, but otherwise in accordance with
Section 1.2 and 1.5, at Digene's request Tropix will negotiate in good faith a Reseller Agreement with such third party for the products to be sold under such third party's label. Tropix obligation in such event shall be limited to negotiating such a Reseller Agreement in good faith and nothing contained herein shall impose any obligation on Tropix with respect thereto other than to so negotiate in good faith. It is expressly understood and agreed that Tropix has no obligation with respect to any proposal by Digene to resell Product under the label of a third party for use in pharmaceutical screening.

Section 1.5 is amended as follows:

         1.5 In no event shall Digene (a) dilute or alter the Product, (b) resell the Product in the research market or (c) resell the Product for use in membrane-based assays.

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH "*" AND BRACKETS AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

SECTION 2.    DIGENE'S OBLIGATIONS AND REPRESENTATIONS.

Section 2.1 is amended as follows:

         2.1 Use reasonable commercial efforts to promote, develop a market for and sell DNA probe assays, utilizing the Product, for human in vitro diagnostics and pharmaceutical screening;

SECTION 3.    PRICES AND TERMS OF SALE

Section 3.1 is amended as follows:

         3.1 The prices for the Product are set forth in Schedule B. Such prices are F.O.B. Tropix U.S. shipping facility, currently in Bedford, Massachusetts. Tropix may adjust the price list once per year beginning [*****************] as provided in Schedule B. Tropix will notify Digene not later than thirty (30) days prior to the effective date of any such price increase.

         No later than December 1 of each year, Digene shall deliver to Tropix a non-binding forecast of the quantity of Product it estimates it will purchase under this Agreement during the forthcoming calendar year a) for use in human in vitro diagnostics and b) for use in pharmaceutical screening. The prices for the Product for such year shall be based upon the assumption that Digene in fact will purchase the forecasted quantity during such year. If Digene in fact purchases less than the quantity of Product it forecasted it would purchase during such year, within thirty (30) days after the conclusion of such year, Digene shall pay to Tropix the difference, if any, between the aggregate purchase price paid by Digene for Product purchased during such year and the aggregate purchase price Digene should have paid for the Product purchased during such year based upon the quantities actually purchased, and if Digene in fact purchases more than the quantity of Product it forecasted it would purchase during such year, within thirty (30) days after the conclusion of such year, Tropix shall pay to Digene the difference between the aggregate purchase price paid by Digene for Product purchased during such year and the aggregate purchase price Digene should have paid for the Product purchased during such year based upon the quantities actually purchased.

         If this Agreement shall expire or terminate other than at a calendar year end, for purposes of determining any amounts payable pursuant to the preceding paragraph, the quantities of Product purchased during such year prior to the date of expiration or termination shall be annualized, and within thirty (30) days after the date of such expiration or termination, Digene shall make the payment to Tropix or Tropix shall make the payment to Digene, as the case may be, contemplated by the preceding paragraph based upon such annualization.

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH "*" AND BRACKETS AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Section 3.4 is amended as follows:

         3.4 In addition to the price listed on Schedule B, Digene shall pay Tropix a technology access fee in the amount of $[*******], payable as of the date of this Agreement, such technology access fee will be credited against the first $[*******] of royalties due to Tropix from the sale Product for use in human in vitro diagnostics or pharmaceutical therapeutics research and development as set forth in Section 3.5.

Section 3.7 is amended as follows:

         3.7 Within forty-five (45) days after each March 31, June 30, September 30 and December 31, Digene shall deliver to Tropix reports stating for each of the following markets 1) human in vitro diagnostics and pharmaceutical therapeutics research and development and 2) pharmaceutical screening: (a) the number of Tests sold (or otherwise disposed of in a transaction which generated Net Sales) by Digene; (b) Net Sales of Tests; (c) applicable deductions; (d) total royalties due and payable, and (e) such other information regarding Digene's business under this Agreement as Tropix shall reasonably request. If no royalties shall be due, Digene shall so report. "Tests" and "Net Sales" shall have the meanings set forth on Schedule C.

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH "*" AND BRACKETS AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Schedule A is amended as follows:

                                  SCHEDULE A

                        PRODUCT AND MINIMUM PURCHASES

Product: [******] CDP-Star(R) with [*************] of Emerald-II(TM) enhancer in [**************].

Minimum Annual Purchases For Product Purchased for Use in Human In Vitro
Diagnostics:

                      [***] Liters of Product in [*****]

                      [***] Liters of Product in [*****]

                      [***] Liters of Product in [*****]

                      [***] Liters of Product in [*****]

Minimum Annual Purchases For Product Purchased for Pharmaceutical Screening:


                  [***] Liters of Product per calendar year

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH "*" AND BRACKETS AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Schedule B is amended as follows:

                                  SCHEDULE B

                             PRICES AND ROYALTIES

PRICES

Price per liter of Product based upon aggregate purchases per calendar year*:

                [**] liters                    $[***]/liter
                [********] liters              $[***]/liter
                [*****] liters                 $[***]/liter


*In [***************], price per liter of Product will be $[***]/liter.

Beginning [****************], each of the foregoing prices may be changed by multiplying such price by a fraction, the numerator of which shall be the Index as of the most recent date available prior to the date of such change and the denominator of which shall be the Index as of the most recent date available prior to the date of the Agreement to which this Schedule B is attached. As used herein, "Index" shall mean the Producer Price Index published by the U.S. Department of Labor.

ROYALTY RATES:

For Product Purchased for Use in Human In Vitro Diagnostics or Pharmaceutical Therapeutics Research and Development


The first $[*********] of Net Sales:         the greater of: [***]% of Net Sales of Tests,
                                             or $[****] per Test.
Thereafter:                                  the greater of [***]% of Net Sales of Tests,
                                             or $[****] per Test.


For Product Purchased for Pharmaceutical Screening

                                         [***]% of Net Sales of Tests

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH "*" AND BRACKETS AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.


                                  SCHEDULE C

                                  DEFINITION

1        "Net Sales" shall mean the aggregate gross invoiced sales price of all Tests (as hereinafter defined) sold by Digene, less:

         (a) any promotional samples, rebates or discounts offered as sales incentives (in amounts not to exceed amounts that are normal and customary in substantially similar circumstances);

         (b) any taxes or other governmental charges levied directly on sales that are borne by the seller;

         (c) any transportation or delivery costs that are borne by the seller and separately stated on the invoice; and

         (d)      refunds or credits for defective or returned Tests.

No deductions shall be made for cash discounts, commissions, cost of collections, or uncollectible accounts. Tests shall be considered "sold" when billed out or invoiced. Where Tests are not sold but are otherwise disposed of, Net Sales with respect to such Tests otherwise disposed of shall be the selling price at which Tests sold in similar quantities are then being offered for sale by Digene. Sales of Tests by Digene to an entity controlling, controlled by or under common control with Digene shall be excluded from Net Sales provided that such entity is purchasing for resale and any such resales, when made, are included in determining Net Sales.

2. "Test" shall mean a single DNA probe assay utilizing Product, regardless of use for duplicates, standards or controls, manufactured and/or sold by Digene.

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH "*" AND BRACKETS AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                  SCHEDULE D

                            PRODUCT SPECIFICATIONS


Product:                   [********] CDP-Star(R) with [***************] of
                           Emerald-II(TM) enhancer in [**************].

[****************]:        [********************************************
                           *********************************************
                           *********************************************
                           **********]

                           [********************************************
                           *********************************************
                           *********************************************
                           *********************************************
                           ******************]

                           [********************************************
                           *********************************]

Storage Conditions:        4 degrees C

Stability/Shelf Life:      One (1) year at 4 degrees C

Packaging:                 High density polyethylene (HDPE) amber Nalgene
                           bottles.

Shipping Conditions:       Room temperature.

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH "*" AND BRACKETS AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

IN WITNESS WHEREOF, the undersigned have executed and delivered this Amendment by their duly authorized representatives as of July 24, 1997.



TROPIX, INC.                                 DIGENE CORPORATION
By: /s/Nancy E. Watters                      By: /s/ Donna Marie Seyfried
   --------------------------------             ----------------------------------------
Name: Nancy E. Watters                       Name: Donna Marie Seyfried
     ------------------------------               --------------------------------------
Title: General Counsel                       Title: Vice President, Business Development
      -----------------------------                -------------------------------------

Date: September 8, 1997                      Date: September 16, 1997
     ------------------------------               ------------------------------